UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 2, 2011

Greatmat Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53481	68-0681042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Room 2102-03, 12/F, Kingsfield Centre
18-20 Shell Street, North Point, Hong Kong

(Address of principal executive offices)

Telephone – 852-2891-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

The purpose of this Amended Current Report on Form 8-K/A is to amend our Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2011 (the “Original 8-K”).  These amendments are being made to address certain comments received from the Staff of the SEC with respect to the Original 8-K.  In particular, we have amended the second and fourth paragraphs of Item 4.01(a) and Item 9.01(d) to discuss both reports of our former accountants with respect to our financial statements for the past two years and to update the date of the letter received from Albert Wong & Co.

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)           Dismissal of independent registered public accounting firm

On March 2, 2011, the Board of Directors of Greatmat Technology Corporation, a Nevada corporation (the “Company”), dismissed Albert Wong & Co., Hong Kong, as the Company’s independent registered public accounting firm.

The reports of Albert Wong & Co. on the Company’s financial statements as of and for either of the years ended July 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle other than the following: the report of Albert Wong & Co. dated October 6, 2010 on our financial statements in the Form 10-K for the fiscal year ended July 31, 2010 and the report of Albert Wong & Co. dated November 12, 2009 on our financial statements in the Form 10-K for the fiscal year ended July 31, 2009 each contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the recent fiscal years ending July 31, 2010 and 2009 and through the date of this Current Report, there have been no (i) disagreements with Albert Wong & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Albert Wong & Co.’s satisfaction, would have caused Albert Wong & Co. to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Albert Wong & Co. with a copy of the above disclosures and requested that Albert Wong & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Albert Wong & Co.’s letter, dated March 16, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New independent registered public accounting firm

On March 2, 2011, the Board of Directors of Company approved the engagement of Holtz Rubenstein Reminick LLP as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending July 31, 2010 and 2009, and through the date of this Current Report, the Company has not consulted Holtz Rubenstein Reminick LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

Exhibit No.	Description
16.1	Letter of Albert Wong & Co., dated March 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greatmat Technology Corporation

	By:	/s/ Chris Yun Sang So
Chris Yun Sang So
Date: March 16, 2011		Chief Executive Officer